     As filed with the Securities and Exchange Commission on May 16, 2000
                                                      Registration No. 333-79847

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 5
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         STAR MULTI CARE SERVICES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       New York                                                 11-1975534
----------------------                                         --------------
(State or other jurisdiction of                              (I.R.S. Employer
Incorporation or organization)                              Identification No.)

                         33 Walt Whitman Road, Suite 302
                          Huntington Station, NY 11746
                                 (516) 423-6689
                    ----------------------------------------
               (Address, including zip code, and telephone number,
       Including area code, of registrant's principal executive offices)

                                Stephen Sternbach
                         Star Multi Care Services, Inc.
                              33 Walt Whitman Road
                                    Suite 302
                          Huntington Station, NY 11746
                                 (516) 423-6689
           ----------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   Including area code, of agent for service)

                                    Copy to:

                             Lawrence A. Muenz, Esq.
                              Muenz & Meritz, P.C.
                               Three Hughes Place
                               Dix Hills, NY 11746
                                 (631) 242-7384

         Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

         If the only securities on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. /_/

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/ __________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /_/


                         CALCULATION OF REGISTRATION FEE

---------------------------------------------  -------------------  ----------------  -------------------  ----------------
                                                                       Proposed
            Title of Each Class                   Amount to be          Maximum        Proposed Maximum       Amount of
       of Securities to be Registered              Registered       Offering Price        Aggregate         Registration
                                                                       per Share        Offering Price           Fee
---------------------------------------------  -------------------  ----------------  -------------------  ----------------
Common Stock, $.001 par value per share.              398,268 (2)      $2.0625  (6)          $821,428.00       $228.00 (8)
---------------------------------------------  -------------------  ----------------  -------------------  ----------------
Common Stock, $.001 par value per share.              16, 667 (3)       $5.175  (6)           $86,250.00        $24.00 (8)
---------------------------------------------  -------------------  ----------------  -------------------  ----------------
Common Stock, $.001 par value per share.                5,487 (4)      $2.0625  (6)              $11,317         $3.00 (8)
---------------------------------------------  -------------------  ----------------  -------------------  ----------------
Common Stock, $.001 par value per share.                9,200 (5)        $6.50  (6)              $59,800        $15.00 (8)
---------------------------------------------------------------------------------------------------------  ----------------
Total Registration Fee..................                                                                           $270.00
---------------------------------------------------------------------------------------------------------  ----------------

(1) Represents the shares of common stock being registered for resale by the selling stockholders.

(2) Includes 398,268 shares of common stock issuable upon conversion of 575 shares of Series A 8% Preferred Stock. The number of shares of common stock indicated to be issuable in connection with such transaction and offered for resale hereby was included in our initial filing of this registration statement on June 2, 1999 and at that time was an estimate and was, based on a registration rights agreement among us and one of the selling stockholders, the number of shares that would be issuable upon conversion of 575 shares of Series A 8% Preferred Stock at a price of $2.0625 per share. This presentation was not intended to constitute a prediction as to the future market price of the common stock or as to the number of shares of common stock into which the Series A 8% Preferred Stock would be converted.

(3) Pursuant to a registration rights agreement among us and the selling stockholders, the number of shares represents the number of shares which would be issuable upon exercise of warrants to purchase 16,667 shares of common stock at 115% of the closing bid price on April 30, 1999 ($3.750), after giving effect to a one-for three reverse stock split. This presentation is not intended to constitute a prediction as to the future market price of the common stock or as to the number of shares of common stock issuable upon exercise of the warrants. See "Risk Factors -- Dilution"; and "Description of Securities."

(4) Common stock shares issued in lieu of the quarterly cash dividend payable to the holder of the 575 shares of Series A 8% Convertible Preferred Stock for the quarters ended June 30, 1999 and September 30, 1999.

(5) Common stock shares issued in lieu of the quarterly cash dividend payable to the holder of the 575 shares of Series A 8% Convertible Preferred Stock for the quarter ended December 31, 1999.

(6) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (g) of the Securities Act of 1933, as amended (the "Securities Act");

(7) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(g) of the Securities Act, based on the higher of (a) the exercise price of the warrants or (b) the offering price of securities of the same class included in this registration statement.

(8)  Paid with the original filing of the registration statement.



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

                  The following table sets forth the various expenses, which will be paid by us in connection with the issuance and distribution of the securities being registered on this registration statement. The selling stockholders will not incur any of the expenses set forth below. All amounts shown are estimates.


                           Filing fee for registration statement...................................         $255.00
                           Legal fees and expenses.................................................      $10,000.00
                           Accounting expenses.....................................................       $2,000.00
                           Printing and Publications  .............................................         $500.00
                                                                                                            -------
                           Total...................................................................  $    12,755.00
                                                                                                     ==============

         ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under the New York State Business Corporation Law, indemnification of directors and officers may be provided to whatever extent shall be authorized by a corporation's certificate of incorporation or a by-law or vote adopted by the shareholders. However, the New York State Business Corporation Law does not permit indemnification with respect to any matter as to which the director or officer has been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The New York State Business Corporation Law provides that no indemnification of directors in shareholder derivative suits may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which the director or officer has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought or, if no action is brought, any court of competent jurisdiction, determines upon application that, in view of the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper. The statutory provisions for indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled independently of the applicable statutory provision. The Star By-laws currently provide for indemnification of directors and officers and advancement of indemnified expenses to the full extent now or hereafter permitted by the New York State Business Corporation Law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers, directors or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16.  EXHIBITS.


NUMBER                     DESCRIPTION OF EXHIBIT


           2.     (a)               Agreement and Plan of Merger Among Star Multi Care Services, Inc., EFCC
                                    Acquisition Corp. and EXTENDED FAMILY CARE CORPORATION, dated as of January 3,
                                    1997.   Incorporated by reference to Exhibit 2(a) to the Company's
                                    Registration Statement on Form S-4 dated July 29, 1997 (Registration No.
                                    333-32171).
                  (b)               First Amendment to Agreement and Plan of Merger among the Company, EFCC
                                    Acquisition Corp. and Extended Family Care Corporation, dated as of April 6,
                                    1997.  Incorporated by reference to Exhibit 2(a) to the Company's Registration
                                    Statement on Form S-4 dated July 29, 1997 (Registration No. 333-32171).
           3.     (a)      *        The Company's Certificate of Incorporation filed April 25, 1961.
                  (b)      *        The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    February 22, 1989.
                  (c)               The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    December 4, 1990.
                  (d)               The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    February 3, 1994. (Incorporated by reference to Exhibit 3 (d) to the Company's
                                    Annual Report on Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (e)               The Company's Certificate of Change filed March 2, 1995. (Incorporated by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-KSB for the
                                    fiscal year ended May 31, 1995.)
                  (f)               The Company's By-Laws, as amended on November 18, 1992 and September 13, 1993.
                                    (Incorporated by reference to Exhibit 3 (e) to the Company's Annual Report on
                                    Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (g)               Amendment to the Certificate of Incorporation filed on April 28, 1999.
                                    Amendment to the Certificate of Incorporation filed with the Secretary of State of New York State on December 27, 1999 filed herein.
                  (h)               Amendment to the Certificate of Incorporation filed February 14, 2000.

                  4.1                       Registration  Rights  Agreement  between the Company and the Shaar Fund
                                    Ltd. dated April 26, 1999.
                  5.1                       Legal opinion of Muenz & Meritz, P.C. filed herein.
                  9.       (a)              Sternbach Proxy
                  (b)               Voting Trust Agreement dated as of June 20,
                                    1996 by and among EFCC, Coss, Arbor, the
                                    Voting Trustee of the Issuer and Kaufman.

                  10.      (a)      *       Form of  Indemnification  Agreement  between  the  Company  and Stephen
                                    Sternbach.


                  (b)               Employment Agreement, dated as of December 3, 1995 between the Company and
                                    Stephen Sternbach. (Incorporated by reference to Exhibit 10.(x) to the
                                    Company's Quarterly Report on Form 10-QSB for the quarterly period ended
                                    February 29, 1996.)
                  (c)      *        The Company's 1991 Incentive Stock Option Plan
                  (d)               The Company's 1992 Incentive Stock Option Plan (as amended and restated
                                    September 13, 1993). (Incorporated by reference to Exhibit 10 (h) to the
                                    Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (e)               Amendment  No. 1 to the  Company's  1992 Stock  Option Plan.  (Incorporated  by
                                    reference to Exhibit  10.(z) to the Company's  Quarterly  Report on Form 10-QSB
                                    for the quarterly period ended February 29, 1996.)
                  (f)               The Company's Employee Stock Purchase Plan, as amended on December 15, 1995.
                                    (Incorporated by reference to Exhibit 10.(y) to the Company's Quarterly Report
                                    on Form 10-QSB for the quarterly period ended February 26, 1996.)
                  (g)               Form of Incentive Stock Option Contract (Incorporated by reference to Exhibit
                                    10(j) to the Company's Annual Report on Form 10-K for the fiscal year ended May
                                    31, 1993.)
                  (h)      *        Agreement relating to purchase of the Company among Stephen Sternbach, Renee the Company and Leonard Taubenblatt dated December 31, 1986.
                  (i)      *        New York State Department of Consumer Affairs Employment Agency License.
                  (j)      *        New York State Health Department Home Care License.
                  (k)      *        New Jersey Employment agency License.
                  (l)               Form of Indemnification Agreement between the Company and directors and officers. (Incorporated by reference to Exhibit 10(k) to the Company's Annual
                                    Report on Form 10-K for the fiscal year ended May 31, 1992.)
                  (m)               Asset Purchase  Agreement  dated as of November 1, 1991 by and among Unity Care
                                    Services,  Inc.,  Unity  Healthcare  Holding  Company,  Inc.  and the  Company.
                                    (Incorporated  by reference to Exhibit 10 (l) to the Company's Annual Report on
                                    Form 10-K for the fiscal year ended May 31, 1992.)
                  (n)               Asset Purchase  Agreement dated January 30, 1992 by and among Unity  Healthcare
                                    Holding   Company,   Inc.,   Unity  Care   Services,   Inc.  and  the  Company.
                                    (Incorporated  by reference to Exhibit 10.1 to the Company's  Current Report on
                                    Form 8-K dated May 26, 1992.)
                  (o)               Asset Purchase  Agreement dated January 30, 1992 by and between Unity Home Care of Florida,  Inc. and the Company.  (Incorporated  by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K dated May 26, 1992.)
                  (p)               Employment Agreement dated February 15, 1990, between Alan Spector and the
                                    Company, as assignee of Unity Home Care of

                                    Florida, Inc. (Incorporated by reference to Exhibit 10(o) to the Company's
                                    Annual Report on Form 10-K for the fiscal year ended May 31, 1992.)
                  (q)               Asset Purchase  Agreement dated November 8, 1993 by and between DSI Health Care
                                    Services,  Inc.  and Star Multi Care  Services of Long  Island,  Inc., a wholly owned  subsidiary  of the Company.  (Incorporated  by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated November 22, 1993.)
                  (r)               Asset Purchase Agreement dated as of January 6, 1995, as amended, by and between Long Island Nursing Registry, Inc. and the Company. (Incorporated by
                                    reference to Exhibit 21 to the Company's Current Report on Form 8-K dated May
                                    19, 1995.)
                  (s)               Employment Agreement dated May 19, 1995 by and between the Company and Gregory
                                    Turchan. (Incorporated by reference to Exhibit 99.1 to the Company's Current
                                    Report on Form 8-K dated May 19, 1995.)
                  (t)               Loan Agreement dated November 1, 1995 by and between the Company and Chase
                                    Manhattan Bank, N.A. (Incorporated by reference to Exhibit 10.(w) to the
                                    Company's Quarterly Report on Form 10-QSB for the quarterly period ended
                                    November 30, 1995.)
                  (u)               Lease dated December 7, 1998 between Lighthouse Hicksville Limited Partnership, a New York limited partnership, and Star Multi Care Services, Inc., a Delaware corporation, for the Company's office space in Hicksville incorporated to the
                                    Company's Form 10-Q for period ended November 30, 1998 as Exhibit 10.1 therein.
                  (v)               Securities Purchase Agreement between the Company and the Shaar Fund, Ltd.
                                    dated April 26, 1999 filed as Exhibit 10(v) in Form S-3/Amendment 2 filed
                                    December 14, 1999 filed as Exhibit 10(w) in Form S-3/Amendment 2 filed December
                                    14, 1999.
                  (w)               Common Stock Purchase Warrant issued to the Shaar Fund, Ltd pursuant to the
                                    Securities Purchase Agreement between the Company and the Shaar Fund, Ltd.
                                    dated April 26, 1999
                  (x)               WAIVER AND AMENDMENT dated as of September 13, 1999 to the Receivables Purchase and Transfer Agreement, dated November 9, 1998, by and among Star Multi Care
                                    Services, Inc., each of the parties named on Schedule I thereto (each, including he Primary Servicer, a "Provider" and, collectively, the "Providers")
                                    and SMCS Care, LLC, and to the Loan and Security Agreement, dated as of
                                    November 9, 1998 between the SMCS Care, LLC and Daiwa Healthco-3 LLC incorporated by reference to the Company's Form 10-Q for period ended November
                                    30, 1999 as Exhibit 10.1 therein.

         16.      (a)               Letter dated April 25, 1995, as amended, from Deloitte & Touche LLP to the
                                    Securities and Exchange Commission. (Incorporated by reference to EFCC's
                                    Current Report on Form 8-K/A dated March 21, 1995.)

         21.                        List of subsidiaries.
         23.      (a)               Consent of Holtz Rubenstein & Co., LLP. filed herein.
                  (b)               Consent of Muenz & Meritz, P.C. included in Exhibit 5.1.

-------------------
* Incorporated by reference to the Company's Registration Statement on Form S-18 dated May 14, 1991. (Registration No. 33-39697-NY)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Huntington Station, the State of New York on May
16, 2000.

                                   STAR MULTI CARE CORPORATION

                                   By:       /s/ Stephen Sternbach
                                            -----------------------------
                                            Stephen Sternbach
                                            Chairman of the Board, President and
                                            Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-3 has been signed below by the following persons in the capacities and on May 16, 2000.


/s/ Stephen Sternbach                                        Chairman of the Board,
--------------------------------------                       President and Chief Executive Officer
Stephen Sternbach


/s/ John P. Innes II                                         Director
--------------------------------------
John P. Innes II


/s/ Matthew Solof                                            Director
--------------------------------------
Matthew Solof

/s/ Charles Berdan                                           Director
--------------------------------------
Charles Berdan

/s/ Gary L. Weinberger                                       Director
--------------------------------------
Gary L. Weinberger

/s/ Gregory Turchan                                          Senior Vice President, Chief Operating Officer
--------------------------------------                       and Director
Gregory Turchan

                                 SECURITIES AND
                                    EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------




                         EXHIBITS TO AMENDMENT NO. 5 TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                  -------------







                           STAR MULTI CARE CORPORATION
                       (EXACT NAME OF ISSUER AS SPECIFIED
                                 IN ITS CHARTER)

                                 May 16, 2000

NUMBER   DESCRIPTION OF EXHIBIT



           2.     (a)               Agreement and Plan of Merger Among Star Multi Care Services, Inc., EFCC
                                    Acquisition Corp. and EXTENDED FAMILY CARE CORPORATION, dated as of January 3,
                                    1997.   Incorporated by reference to Exhibit 2(a) to the Company's
                                    Registration Statement on Form S-4 dated July 29, 1997 (Registration No.
                                    333-32171).
                  (b)               First Amendment to Agreement and Plan of Merger among the Company, EFCC
                                    Acquisition Corp. and Extended Family Care Corporation, dated as of April 6,
                                    1997.  Incorporated by reference to Exhibit 2(a) to the Company's Registration
                                    Statement on Form S-4 dated July 29, 1997 (Registration No. 333-32171).
           3.     (a)      *        The Company's Certificate of Incorporation filed April 25, 1961.
                  (b)      *        The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    February 22, 1989.
                  (c)               The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    December 4, 1990.
                  (f)               The Company's Certificate of Amendment to Certificate of Incorporation filed
                                    February 3, 1994. (Incorporated by reference to Exhibit 3 (d) to the Company's
                                    Annual Report on Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (g)               The Company's Certificate of Change filed March 2, 1995. (Incorporated by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-KSB for the
                                    fiscal year ended May 31, 1995.)
                  (f)               The Company's By-Laws, as amended on November 18, 1992 and September 13, 1993.
                                    (Incorporated by reference to Exhibit 3 (e) to the Company's Annual Report on
                                    Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (h)               Amendment to the Certificate of Incorporation filed on April 28, 1999.
                                    Amendment to the Certificate of Incorporation filed with the Secretary of State of New York State on December 27, 1999 filed herein.
                  (h)               Amendment to the Certificate of Incorporation filed February 14, 2000.

                  4.1                       Registration  Rights  Agreement  between the Company and the Shaar Fund
                                    Ltd. dated April 26, 1999.
                  5.1                       Legal opinion of Muenz & Meritz, P.C. filed herein.
                  9.       (a)              Sternbach Proxy
                  (b)               Voting Trust Agreement dated as of June 20, 1996 by and among EFCC, Coss, Arbor, the
                                    Voting Trustee of the Issuer and Kaufman.

                  10.      (a)      *       Form of  Indemnification  Agreement  between  the  Company  and Stephen
                                    Sternbach.
                  (b)               Employment Agreement, dated as of December 3, 1995 between the Company and Stephen
                                    Sternbach. (Incorporated by reference to

                                    Exhibit 10.(x) to the Company's Quarterly Report on Form 10-QSB for the
                                    quarterly period ended February 29, 1996.)
                  (c)      *        The Company's 1991 Incentive Stock Option Plan
                  (d)               The Company's 1992 Incentive Stock Option Plan (as amended and restated
                                    September 13, 1993). (Incorporated by reference to Exhibit 10 (h) to the
                                    Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1994.)
                  (e)               Amendment  No. 1 to the  Company's  1992 Stock  Option Plan.  (Incorporated  by
                                    reference to Exhibit  10.(z) to the Company's  Quarterly  Report on Form 10-QSB
                                    for the quarterly period ended February 29, 1996.)
                  (f)               The Company's Employee Stock Purchase Plan, as amended on December 15, 1995.
                                    (Incorporated by reference to Exhibit 10.(y) to the Company's Quarterly Report
                                    on Form 10-QSB for the quarterly period ended February 26, 1996.)
                  (g)               Form of Incentive Stock Option Contract (Incorporated by reference to Exhibit
                                    10(j) to the Company's Annual Report on Form 10-K for the fiscal year ended May
                                    31, 1993.)
                  (h)      *        Agreement relating to purchase of the Company among Stephen Sternbach, Renee the Company and Leonard Taubenblatt dated December 31, 1986.
                  (i)      *        New York State Department of Consumer Affairs Employment Agency License.
                  (j)      *        New York State Health Department Home Care License.
                  (k)      *        New Jersey Employment agency License.
                  (l)               Form of Indemnification Agreement between the Company and directors and officers. (Incorporated by reference to Exhibit 10(k) to the Company's Annual
                                    Report on Form 10-K for the fiscal year ended May 31, 1992.)
                  (m)               Asset Purchase  Agreement  dated as of November 1, 1991 by and among Unity Care
                                    Services,  Inc.,  Unity  Healthcare  Holding  Company,  Inc.  and the  Company.
                                    (Incorporated  by reference to Exhibit 10 (l) to the Company's Annual Report on
                                    Form 10-K for the fiscal year ended May 31, 1992.)
                  (n)               Asset Purchase  Agreement dated January 30, 1992 by and among Unity  Healthcare
                                    Holding   Company,   Inc.,   Unity  Care   Services,   Inc.  and  the  Company.
                                    (Incorporated  by reference to Exhibit 10.1 to the Company's  Current Report on
                                    Form 8-K dated May 26, 1992.)
                  (o)               Asset Purchase  Agreement dated January 30, 1992 by and between Unity Home Care of Florida,  Inc. and the Company.  (Incorporated  by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K dated May 26, 1992.)
                  (p)               Employment Agreement dated February 15, 1990, between Alan Spector and the
                                    Company, as assignee of Unity Home Care of Florida, Inc. (Incorporated by
                                    reference to Exhibit 10(o) to the


                                    Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1992.)
                  (q)               Asset Purchase  Agreement dated November 8, 1993 by and between DSI Health Care
                                    Services,  Inc.  and Star Multi Care  Services of Long  Island,  Inc., a wholly owned  subsidiary  of the Company.  (Incorporated  by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated November 22, 1993.)
                  (r)               Asset Purchase Agreement dated as of January 6, 1995, as amended, by and between Long Island Nursing Registry, Inc. and the Company. (Incorporated by
                                    reference to Exhibit 21 to the Company's Current Report on Form 8-K dated May
                                    19, 1995.)
                  (s)               Employment Agreement dated May 19, 1995 by and between the Company and Gregory
                                    Turchan. (Incorporated by reference to Exhibit 99.1 to the Company's Current
                                    Report on Form 8-K dated May 19, 1995.)
                  (t)               Loan Agreement dated November 1, 1995 by and between the Company and Chase
                                    Manhattan Bank, N.A. (Incorporated by reference to Exhibit 10.(w) to the
                                    Company's Quarterly Report on Form 10-QSB for the quarterly period ended
                                    November 30, 1995.)
                  (u)               Lease dated December 7, 1998 between Lighthouse Hicksville Limited Partnership, a New York limited partnership, and Star Multi Care Services, Inc., a Delaware corporation, for the Company's office space in Hicksville incorporated to the
                                    Company's Form 10-Q for period ended November 30, 1998 as Exhibit 10.1 therein.
                  (vi)              Securities Purchase Agreement between the Company and the Shaar Fund, Ltd.
                                    dated April 26, 1999 filed as Exhibit 10(v) in Form S-3/Amendment 2 filed
                                    December 14, 1999 filed as Exhibit 10(w) in Form S-3/Amendment 2 filed December
                                    14, 1999.
                  (w)               Common Stock Purchase Warrant issued to the Shaar Fund, Ltd pursuant to the
                                    Securities Purchase Agreement between the Company and the Shaar Fund, Ltd.
                                    dated April 26, 1999
                  (x)               WAIVER AND AMENDMENT dated as of September 13, 1999 to the Receivables Purchase and Transfer Agreement, dated November 9, 1998, by and among Star Multi Care
                                    Services, Inc., each of the parties named on Schedule I thereto (each, including he Primary Servicer, a "Provider" and, collectively, the "Providers")
                                    and SMCS Care, LLC, and to the Loan and Security Agreement, dated as of
                                    November 9, 1998 between the SMCS Care, LLC and Daiwa Healthco-3 LLC incorporated by reference to the Company's Form 10-Q for period ended November
                                    30, 1999 as Exhibit 10.1 therein.
         16.      (a)               Letter dated April 25, 1995, as amended, from Deloitte & Touche LLP to the
                                    Securities and Exchange Commission. (Incorporated by reference to EFCC's
                                    Current Report on Form 8-K/A dated March 21, 1995.)


         21.                        List of subsidiaries.
         23.      (a)               Consent of Holtz Rubenstein & Co., LLP. filed herein.
                  (b)               Consent of Muenz & Meritz, P.C. included in Exhibit 5.1.

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*        Incorporated by reference to the Company's Registration Statement on
         Form S-18 dated May 14, 1991. (Registration No. 33-39697-NY)





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